UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 31, 2006

                      Online Vacation Center Holdings Corp.
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             (Exact name of registrant as specified in its charter)



          Florida                        0-32137               65-0701352
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(State or other jurisdiction    (Commission File Number)     (IRS Employer
       of incorporation)                                    Identification No.)

    1801 N.W. 66th Avenue, Plantation, Florida                    33313
    ------------------------------------------                    -----
     (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (954) 377-6400
                                                           --------------

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On August 31, 2006, Online Vacation Center Holdings Corp. consummated the acquisition of Phoenix International Publishing, LLC, a publisher of consumer magazines and guides about travel to the U.S. and Canada, pursuant to the terms of an Acquisition Agreement, dated August 31, 2006, by and among Online Vacation Center Holdings Corp., a Florida corporation, Phoenix International Publishing, LLC, a Delaware limited liability company, and Simon Todd, an individual. Simon Todd has been employed by Online Vacation Center as Vice President of Strategy and Planning since May 1, 2006. Online Vacation Center is a wholly-owned subsidiary of Online Vacation Center Holdings Corp.

Pursuant to the Acquisition Agreement, Online Vacation Center Holdings Corp. purchased and acquired all of the issued and outstanding ownership interests of Phoenix International Publishing, LLC for 1,450,000 restricted shares of Online Vacation Center Holdings Corp. common stock.

The foregoing description of the Acquisition Agreement and the transactions consummated thereby is qualified in its entirety by reference to the Acquisition Agreement attached as Exhibit 2.1 hereto and the press release attached as
Exhibit 99.1 hereto, and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

On August 31, 2006, Online Vacation Center Holdings Corp. consummated the acquisition of Phoenix International Publishing, LLC, a publisher of consumer magazines and guides about travel to the U.S. and Canada, pursuant to the terms of an Acquisition Agreement, dated August 31, 2006, by and among Online Vacation Center Holdings Corp., a Florida corporation, Phoenix International Publishing, LLC, a Delaware limited liability company, and Simon Todd, an individual. The information set forth in Item 1.01 above is incorporated into this Item 2.01 by reference.

Item 9.01  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. In accordance with Item 9.01(a)(4) of Form 8-K, the financial statements required by Item 9.01(a) will be filed by amendment not later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(b) Proforma Financial Information. In accordance with Item 9.01(b)(2) of Form 8-K, the pro forma financial information required by Item 9.01(b) will be filed by amendment not later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

2.1 Acquisition Agreement, dated August 31, 2006, by and among Online Vacation Center Holdings Corp., Phoenix International Publishing, LLC, and Simon Todd.

99.1   Press Release dated August 31, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 31, 2006                     ONLINE VACATION CENTER HOLDINGS CORP.

                                          BY:  /s/ EDWARD B. RUDNER
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                                               Edward B. Rudner
                                               Chief Executive Officer












































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